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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) MARCH 22, 2006

                       HAIGHTS CROSS COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               333-109381                                 13-4087398
        (Commission File Number)               (IRS Employer Identification No.)

     10 NEW KING STREET, SUITE 102
         WHITE PLAINS, NEW YORK                              10604
(Address of Principal Executive Offices)                   (Zip Code)

                                 (914) 289-9400
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Haights Cross Communications, Inc. ("Haights Cross") today filed its annual report on Form 10-K for the fiscal year ended December 31, 2005 (the "Form 10-K"). Included in its Form 10-K, Haights Cross restated its unaudited condensed consolidated financial statements for the three and nine month periods ended September 30, 2005 as a result of an error in accounting for deferred taxes (the "Restatement").

     Haights Cross has scheduled an investor conference call for Thursday, March 23, 2006 beginning at 4.00 p.m. Eastern Standard Time to address the Restatement. All investors and interested parties are encouraged to attend. Participating in the call will be Paul J. Crecca, Executive Vice President and Chief Financial Officer, and Mark Kurtz, Vice President-Finance and Accounting and Chief Accounting Officer. Conference call-in numbers are as follows:

                          United States: (888) 428-4480
                          International: (612) 332-0228
                         Conference name: HCC 10K Filing

     An investor presentation will be available for the conference call which can be accessed just prior to the call at:

                         https://www.webmeeting.att.com
                           Meeting number: 5114686455
                            Participant Code: 673300

     Digitized replay will be available beginning on March 23, 2006 at 5.45pm
(ET) and ending on March 29, 2006 at 11:59pm (ET):

                          United States (800) 475-6701
                          International (320) 365-3844
                               Access Code: 823456

     The information in this report is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAIGHTS CROSS COMMUNICATIONS, INC.


Date: March 22, 2006                    By: /s/ Paul J. Crecca
                                            ------------------------------------
                                        Name: Paul J. Crecca
                                        Title: Executive Vice President and
                                               Chief Financial Officer